UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 11, 2017

EAGLE FINANCIAL BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-216576	82-1340349
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

6415 Bridgetown Road, Cincinnati, Ohio		45248
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (513) 574-0700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events

On July 11, 2017, Eagle Financial Bancorp, Inc. (the "Company"), the holding company for Eagle Savings Bank (the "Bank"), announced today that the completion of its stock conversion had been extended until Thursday, July 27, 2017 to allow additional time to finalize the closing of the transaction.

A copy of the press release dated July 11, 2017, is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
Exhibit Description
99.1	Press Release dated July 11, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EAGLE FINANCIAL BANCORP, INC.

DATE: July 11, 2017	By: /s/ Gary J. Koester
Gary J. Koester
President and Chief Executive Officer